FIRST CITIZENS BANCSHARES, INC.
ONE FIRST CITIZENS PLACE
DYERSBURG, TN 38024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, on the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FIZN2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82295-Z91670

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

First Citizens Bancshares, Inc.
Voting Common Stock

The Board of Directors recommends you vote "FOR" proposals 1 and 2.

		For	Against	Abstain
1.	A proposal to approve the Agreement and Plan of Merger, dated as of October 27, 2025 (the "merger agreement"), by and between Park National Corporation and First Citizens Bancshares, Inc. ("First Citizens"), and the transactions contemplated thereby, including the merger of First Citizens with and into Park National Corporation (the "merger proposal"); and	☐	☐	☐
2.	A proposal to adjourn the First Citizens special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the First Citizens merger proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to the holders of First Citizens voting common stock or the holders of First Citizens Class A common stock (the "First Citizens adjournment proposal").	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V82296-Z91670

FIRST CITIZENS BANCSHARES, INC.
SPECIAL MEETING OF SHAREHOLDERS
JANUARY 21, 2026
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Ralph Henson and Richard Donner, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Shareholders to be held on Wednesday, January 21, 2026 at 10:00 a.m., Central Time, at www.virtualshareholdermeeting.com/FIZN2026SM or at any adjournment or postponement thereof, upon the matters set forth in the Proxy Statement/Prospectus for such meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein.

Continued and to be signed on reverse side

FIRST CITIZENS BANCSHARES, INC.
ONE FIRST CITIZENS PLACE
DYERSBURG, TN 38024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, on the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FIZN2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82297-Z91708

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

First Citizens Bancshares, Inc.
Class A Common Stock

The Board of Directors recommends you vote "FOR" proposals 1 and 2.

		For	Against	Abstain
1.	A proposal to approve the Agreement and Plan of Merger, dated as of October 27, 2025 (the "merger agreement"), by and between Park National Corporation and First Citizens Bancshares, Inc. ("First Citizens"), and the transactions contemplated thereby, including the merger of First Citizens with and into Park National Corporation (the "First Citizens merger proposal"); and	☐	☐	☐
2.	A proposal to adjourn the First Citizens special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the First Citizens merger proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to the holders of First Citizens voting common stock or the holders of First Citizens Class A common stock (the "First Citizens adjournment proposal").	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V82298-Z91708

FIRST CITIZENS BANCSHARES, INC.
SPECIAL MEETING OF SHAREHOLDERS
JANUARY 21, 2026
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Ralph Henson and Richard Donner, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Shareholders to be held on Wednesday, January 21, 2026 at 10:00 a.m., Central Time, at www.virtualshareholdermeeting.com/FIZN2026SM or at any adjournment or postponement thereof, upon the matters set forth in the Proxy Statement/Prospectus for such meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein.

Continued and to be signed on reverse side